UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

BRC GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% share of Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2026, the Compensation Committee of the Board of Directors of BRC Group Holdings, Inc. (the “Company”) approved Amendment No. 1 (the “Amendment”) to the amended and restated employment agreement, dated as of November 8, 2025 (the “Employment Agreement”) with Bryant R. Riley, the Company’s Co-Chief Executive Officer (the “Executive”), which Amendment became effective as of August 25, 2026 (the “Effective Date”). Capitalized terms used herein but not otherwise defined shall have the meaning assigned to them in the Employment Agreement. The Amendment makes the following changes to the Executive’s Employment Agreement, effective as of the Effective Date: (i) the Executive will continue to be compensated through the Incentive Program through the earlier of (x) the end of fiscal year 2027 and (y) the termination of Executive’s participation in and eligibility for the Incentive Program in accordance with the Employment Agreement, as amended by the Amendment; (ii) no amounts earned by the Executive will be subject to holdback and all references to “Holdback Amount” have been removed in their entirety from the Employment Agreement; and (iii) the last sentence of Section 3.3 of the Employment Agreement was removed because it prohibits Executive from receiving an equity award during the Employment Period.

The foregoing description of the Amendment is intended to be a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Amended and Restated Employment Agreement, dated as of August 25, 2026, between (i) BRC Group Holdings, Inc., f/k/a B. Riley Financial, Inc., and (ii) Bryant R. Riley.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc.

	By:	/s/ Scott Yessner
	Name:	Scott Yessner
	Title:	Chief Financial Officer

Date: August 28, 2026

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